DREYFUS BASIC INTERMEDIATE MUNICIPAL BOND PORTFOLIO
(FORMERLY DREYFUS BASIC INTERMEDIATE MUNICIPAL BOND FUND)-SEE NOTE 1
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to provide you with this annual report on Dreyfus BASIC Intermediate Municipal Bond Portfolio for the period ended August 31, 1995.
For this twelve-month period, your Portfolio achieved a total return, taking into account bond price changes and interest income, of 8.09%.* Income dividends exempt from Federal personal income taxes of approximately $.683 per share were paid.** This is equivalent to a tax-free distribution rate per share of 5.28%.+
    The Federal Reserve Board relaxed its policy of monetary restraint in July 1995 when it eased the rate on Federal funds on July 6th. This reduction ended the upward pressure on short-term rates prevailing since the beginning of the reporting period. Despite the monetary restraint that existed, long-term rates began their decline early in the year. The Fed's policy of restraint was based on concerns about inflation given the strong economic news then prevailing. But in July these same reports indicated a significant weakening trend in the economy. The July reduction in the Fed funds rate signaled that economic growth issues outweighed, for a time, Federal Reserve Board fears of a resurgence of inflation.
THE ECONOMY
    Economic reports indicated lagging home and auto sales and a decline in new home construction from earlier this year. Furthermore, rising business inventories (a frequent harbinger of a business slowdown) and weakening retail sales lent additional credibility to the case for easier credit conditions. By midyear, jobless claims were also on the rise.
    A word about inflation. Despite strong economic growth at the beginning of the reporting period, inflation remained in check. We believe a continuation of this moderating trend for prices appears likely, particularly if the economy remains sluggish. This can be good news for bond investors since easing inflation and slow business conditions generally can result in falling interest rates. Declining interest rates, in turn, generally cause bond prices to rise.
     Although we strive to maintain a high level of current tax exempt income for the Portfolio, we are very concerned with credit quality. Accordingly, we are mindful of the potential erosion in bond quality if the economy slips into a recession. We follow a policy that stresses strong credit quality in the portfolio, a policy which seeks to protect bond values and income streams. We manage portfolios with a long-term perspective, yet always aware that market conditions can change rapidly.
MARKET ENVIRONMENT
    The municipal bond market, buffeted by six interest rate hikes by the Federal Reserve Board in 1994, recovered strongly in 1995. Weaker than expected December sales figures tumbled rates, and this decline persisted throughout the remainder of the reporting period. This Summer's rate cut confirmed what declining long-term interest rates had indicated all year:
that business conditions were weaker than monetary policy makers thought. If economic conditions remain sluggish, and Congress is able to arrive at a satisfactory budget compromise, further Fed easing is likely. We believe this indicates a rather favorable outlook for bond markets in general. We are certainly pleased and encouraged by the good performance of late in the bond market and by the Portfolio; however, we are wary that this bond market strength may be counting too much on continued low inflation. Thus, while we remain fully invested in this improved market, we are alert to the stimulatory effects of easing monetary policy and are watchful for any signs of rekindling inflation. Our primary task-to maximize current income exempt from Federal income taxes to the extent consistent with the preservation of capital-continues to underscore our portfolio management decisions.
    However strongly the municipal market and the Portfolio have performed for the past six months, the second calendar quarter results for municipal securities trailed the other fixed income markets. The prospect of tax reform appears to be limiting the enthusiasm for tax exempt securities. Since April, when serious flat tax and consumption tax proposals began to surface, the municipal rally has lagged, resulting in an increase in municipal yields as a percentage of comparable taxable bond yields. Today, long-term municipal bonds are yielding nearly 90% of U.S. Treasuries, which is a greater yield ratio than existed before the onset of talk about tax reform (of course, bond yields fluctuate). While it could be years before an actual change in the Internal Revenue Code is adopted, the market's reaction so early in the proposal cycle suggests that the ultimate legislation, if any, may have a less radical effect on the market than feared.
 THE PORTFOLIO
    Since last writing to you in March, 1995, certain themes have continued to guide all of our investment decisions. Specifically, throughout the year we have chosen to focus on those issues bearing higher degrees of credit quality and broader measures of liquidity and acceptance within the context of the market in general. During those periods when market perceptions were clouded by the prospects of an acceleration in economic activity and increased inflation, our trading activity sought to emphasize those issues offering generous levels of tax-free income and limited characteristics of principal volatility. At these times, portfolio liquidity was further enhanced by maintaining higher than normal cash reserve positions in the Portfolio. As economic statistics began to signal a more moderate rate of growth and a more benign inflationary environment, our trading activity sought to increase the Portfolio's duration and maximize the potential for principal appreciation. The investment stance we maintained throughout the Portfolio's recent fiscal year was a successful one, as the Portfolio achieved a high ranking among its peer group. For the one-year period ended September 30, 1995, the Fund's total return ranked #14 out of 111 funds listed in the Intermediate Municipal Debt Funds category as reported by Lipper Analytical Services, Inc.++ Of course, yield, share price and investment return do fluctuate and past performance is no guarantee of future results.
    Included in this report is a series of detailed statements regarding your Portfolio's holdings and its financial condition. We hope they are informative. Please know that we appreciate greatly your continued confidence in the Portfolio and in The Dreyfus Corporation.
                              Very truly yours,
                          [Richard J. Moynihan signature logo]
                              Richard J. Moynihan
                              Director, Municipal Portfolio Management
                              The Dreyfus Corporation
October 6, 1995
New York, N.Y.
* Total return includes reinvestment of dividends and any capital gains paid.
** Some income may be subject to the Federal Alternative Minimum Tax (AMT) for certain shareholders.
+ Distribution rate per share is based upon dividends per share paid from net investment income during the period, divided by the net asset value per share at the end of the period, adjusted for capital gain distributions.
++ SOURCE: LIPPER ANALYTICAL SERVICES, INC. During this period, certain fees were being waived by The Dreyfus Corporation, without which returns and rankings would have been lower.
    MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. THE NET ASSET VALUE OF FUNDS OF THIS TYPE WILL FLUCTUATE FROM TIME TO TIME.

DREYFUS BASIC INTERMEDIATE MUNICIPAL BOND PORTFOLIO           AUGUST 31, 1995
(FORMERLY DREYFUS BASIC INTERMEDIATE MUNICIPAL BOND FUND)-SEE NOTE 1 COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS BASIC INTERMEDIATE MUNICIPAL BOND PORTFOLIO AND THE LEHMAN BROTHERS 10-YEAR MUNICIPAL BOND INDEX*

$11,228
Lehman Brothers 10-Year Municipal
Bond Index*

$11,146
Dreyfus BASIC Intermediate
Bond Portfolio

* Source:  Lehman Brothers


             (Exhibit A)


AVERAGE ANNUAL TOTAL RETURNS
             ONE YEAR ENDED                          FROM INCEPTION (5/4/94)
             AUGUST 31, 1995                         TO AUGUST 31, 1995
           ---------------------                ---------------------------
                8.09%                                   8.50%
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in the Dreyfus BASIC Intermediate Municipal Bond Portfolio on 5/4/94 (Inception Date) to a $10,000 investment made in the Lehman Brothers 10-Year Municipal Bond Index on that date. For comparative purposes the value of the Index on 4/30/94 is used as the beginning value on 5/4/94. All dividends and capital gain distributions are reinvested.
The Portfolio invests primarily in municipal securities and maintains a portfolio with a weighted-average maturity ranging between 3 and 10 years. The Portfolio performance shown in the line graph takes into account fees and expenses. Unlike the Portfolio, the Lehman Brothers 10-Year Municipal Bond Index is an unmanaged total return performance benchmark for the investment-grade, 10-year tax exempt bond market, consisting of municipal bonds with maturities of more than 8 years and less than 12 years. The Index does not take into account charges, fees and other expenses. The longer maturity of the Index, and the fact that the performance of the Index does not account for fees and expenses, each can potentially contribute to the Index outperforming the Portfolio. Further information relating to Portfolio performance, including expense reimbursements, if applicable, is contained in the Condensed Financial Information section of the Prospectus and elsewhere in this report.

DREYFUS BASIC INTERMEDIATE MUNICIPAL BOND PORTFOLIO
(FORMERLY DREYFUS BASIC INTERMEDIATE MUNICIPAL BOND FUND)-SEE NOTE 1
STATEMENT OF INVESTMENTS                                                                                    AUGUST 31, 1995
                                                                                                    PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS-95.6%                                                                 AMOUNT          VALUE
                                                                                               -------------     -------------
ALABAMA-2.5%
Alabama Agricultural and Mechanical University, Revenues
    6%, 11/1/2006 (Insured; MBIA) (a).......................................                    $  1,000,000     $  1,076,700
ARIZONA-2.4%
Maricopa County, COP 5.625%, 6/1/2000.......................................                       1,000,000        1,018,010
CALIFORNIA-5.3%
Foothill Transit Zone 5.35%, 5/1/2003.......................................                         200,000          192,086
Foothill/Eastern Transportation Corridor Agency, Toll Road Revenue
    Zero Coupon, 1/1/2004...................................................                       1,000,000          584,800
Hemet, COP 6.50%, 2/1/2003..................................................                         200,000          198,020
Los Angeles City, COP, Refunding (Real Property Acquisition Program)
    5.75%, 8/1/2004.........................................................                       1,000,000        1,014,560
Watsonville Mammoth Lakes, COP:
    7.25%, 6/1/1998.........................................................                         185,000          184,957
    7.50%, 6/1/1999.........................................................                         110,000          109,973
COLORADO-2.3%
Denver City and County, Airport Revenue:
    6.80%, 11/15/1997.......................................................                         750,000          783,682
    7.25%, 11/15/2007.......................................................                         200,000          213,524
GEORGIA-2.7%
Georgia 6.80%, 8/1/2004.....................................................                       1,000,000        1,152,260
HAWAII-2.5%
Hawaii 5.80%, 1/1/2005......................................................                       1,000,000        1,065,150
ILLINOIS-2.2%
Du Page County, Revenue (Stormwater Project)
    6.50%, 1/1/2012 (Prerefunded 1/1/2002) (b)..............................                         500,000          559,140
Hoffman Estates, Tax Increment Revenue (Hoffman Estates Development Project)
    6.60%, 5/15/2002 (Guaranteed; Sears Roebuck & Co.)......................                         200,000          206,076
Illinois Educational Facilities Authority, Revenue, Refunding
    (Illinois Institute of Technology) 6%, 12/1/2004........................                         200,000          199,136
INDIANA-3.0%
Franklin, EDR, Refunding (Hoover Universal, Inc. Project)
    6.10%, 12/1/2004 (Guaranteed; Johnson Controls, Inc.)...................                         200,000          207,706
Indiana Transportation Finance Authority, Airport Facilities, LR
    (United Air) 6.25%, 11/1/2003...........................................                       1,000,000        1,067,680

DREYFUS BASIC INTERMEDIATE MUNICIPAL BOND PORTFOLIO
(FORMERLY DREYFUS BASIC INTERMEDIATE MUNICIPAL BOND FUND)-SEE NOTE 1
STATEMENT OF INVESTMENTS (CONTINUED)                                                                          AUGUST 31, 1995
                                                                                                   PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                         AMOUNT          VALUE
                                                                                               -------------      -------------

KENTUCKY-2.4%
Kentucky Turnpike Authority, EDR, Refunding (Revitalization Projects)
    5.80%, 1/1/2004.........................................................                    $  1,000,000     $  1,057,390
MARYLAND-2.7%
Prince George County, HR (Dimensions Health Corp.)
    7%, 7/1/2022 (Prerefunded 7/1/2002) (b).................................                       1,000,000        1,152,340
MASSACHUSETTS-3.1%
Massachusetts Health and Educational Facilities Authority, Revenue
    (Sisters Providence Health Systems) 6.20%, 11/15/2002...................                         250,000          248,398
University of Massachusetts Building Authority, Revenue, Refunding
    6.50%, 5/1/2006.........................................................                       1,000,000        1,114,860
MICHIGAN-5.0%
Detroit 7.25%, 4/1/2009 (Prerefunded 4/1/1999) (b)..........................                       1,000,000        1,112,700
Michigan Hospital Finance Authority, HR, Refunding (Genesys Health System)
    7.10%, 10/1/2002........................................................                       1,000,000        1,058,510
MINNESOTA-1.8%
Washington County Housing and Redevelopment Authority, Jail Facility Revenue
    7%, 2/1/2012 (Insured; MBIA, Prerefunded 2/1/2002) (b)..................                         685,000          774,399
MISSOURI-5.3%
Liberty Industrial Development Authority, IDR, Refunding (Kmart Corp.
Project)
    6.80%, 11/1/2004........................................................                       1,175,000        1,211,178
Missouri Board of Public Buildings, Refunding (State Office Building)
    6.30%, 12/1/2006........................................................                       1,000,000        1,063,980
MONTANA-2.6%
Montana Higher Education Student Assistance Corp., Student Loan Revenue
    5.95%, 12/1/2004........................................................                       1,100,000        1,131,383
NEW JERSEY-9.7%
New Jersey 5.90%, 8/1/2002..................................................                       1,000,000        1,079,910
New Jersey Economic Development Authority, Market Transition Facility Revenue
    7%, 7/1/2003 (Insured; MBIA)............................................                       1,000,000        1,147,770
New Jersey Turnpike Authority, Turnpike Revenue 6%, 1/1/2005................                       1,290,000        1,369,709
Ocean County 7.50%, 10/15/2001..............................................                         500,000          579,165
NEW YORK-5.5%
New York City 6.25%, 8/1/2003...............................................                         100,000          102,499
New York State Dormitory Authority, Court Facilities, LR 6%, 5/15/2003......                         100,000          103,795
New York State Housing Finance Agency, Service Contract Obligation Revenue
    6%, 9/15/2005...........................................................                         655,000          663,351

DREYFUS BASIC INTERMEDIATE MUNICIPAL BOND PORTFOLIO
(FORMERLY DREYFUS BASIC INTERMEDIATE MUNICIPAL BOND FUND)-SEE NOTE 1
STATEMENT OF INVESTMENTS (CONTINUED)                                                                          AUGUST 31, 1995
                                                                                                     PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                            AMOUNT          VALUE
                                                                                                  -------------    -------------

NEW YORK (CONTINUED)
New York State Thruway Authority, Service Contract Revenue
    (Local Highway and Bridge):
      6%, 4/1/2002..........................................................                    $    500,000       $  520,335
      5.75%, 4/1/2006 (c)...................................................                       1,000,000          998,370
NORTH CAROLINA-4.8%
North Carolina Eastern Municipal Power Agency, Power Systems Revenue,
Refunding:
    6%, 1/1/2005............................................................                       1,000,000        1,004,150
    7%, 1/1/2008............................................................                       1,000,000        1,068,140
OHIO-1.2%
Cuyahoga County, HR (Meridia Health System) 6.20%, 8/15/2005................                         505,000          535,381
PENNSYLVANIA-7.1%
Pennsylvania, Refunding 6.75%, 1/1/2005 (Prerefunded 1/1/2001) (b)..........                         500,000          558,440
Pennsylvania Convention Center Authority, Revenue, Refunding
    6.25%, 9/1/2004.........................................................                         200,000          207,802
Philadelphia, Water and Wastewater Revenue, Refunding
    5.50%, 6/15/2006 (Insured; AMBAC).......................................                       1,000,000        1,034,470
Schuylkill County Industrial Development Authority, RRR, Refunding
    (Schuylkill Energy Research, Inc.) 6.50%, 1/1/2010......................                       1,250,000        1,262,963
TEXAS-7.1%
Brazos Higher Education Authority, Student Loan Revenue, Refunding
    6.20%, 12/1/2002........................................................                         200,000          211,932
Lower Colorado River Authority, Revenue, Refunding
    Zero Coupon, 1/1/2003 (Insured; AMBAC)..................................                       1,000,000          704,190
San Antonio, Water Revenue, Refunding 6.30%, 5/15/2004 (Insured; FGIC)......                       1,000,000        1,095,060
Texas Veterans Housing Assistance Fund 6.20%, 6/1/2004......................                       1,000,000        1,046,580
VIRGINIA-2.4%
Virginia Housing Development Authority, Commonwealth Mortgage
    5.75%, 1/1/2001.........................................................                       1,000,000        1,028,060
WASHINGTON-6.3%
King County School District (Shoreline) 5.85%, 7/1/2004.....................                         500,000          531,845
Snohomish County Public Utility District Number 1, Electric Revenue
    6.60%, 1/1/2002 (Insured; FGIC).........................................                       1,000,000        1,098,360
Washington, Refunding 6.625%, 9/1/2006......................................                       1,000,000        1,085,910

DREYFUS BASIC INTERMEDIATE MUNICIPAL BOND PORTFOLIO
(FORMERLY DREYFUS BASIC INTERMEDIATE MUNICIPAL BOND FUND)-SEE NOTE 1
STATEMENT OF INVESTMENTS (CONTINUED)                                                                             AUGUST 31, 1995
                                                                                                     PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                           AMOUNT          VALUE
                                                                                                  -------------     -------------

WISCONSIN-4.3%
Wisconsin:
    Clean Water Revenue 6.75%, 6/1/2008 (Prerefunded 6/1/2001) (b)........                       $   750,000      $   844,163
    Transportation Revenue 5.40%, 7/1/2004..................................                       1,000,000        1,029,250
WYOMING-1.4%
Wyoming Farm Loan Board, Capital Facilities Revenue
    Zero Coupon, 10/1/2004..................................................                       1,000,000          618,500
                                                                                                                    --------
TOTAL LONG-TERM MUNICIPAL INVESTMENTS (cost $39,802,085)....................                                      $41,288,698
                                                                                                                   ==========
SHORT-TERM MUNICIPAL INVESTMENTS-4.4%
MICHIGAN-3.0%
Grand Rapids, Water Supply System Revenue, Refunding, VRDN
    3.35% (LOC; Societe Generale) (d,e).....................................                    $  1,300,000     $  1,300,000
OHIO-1.4%
Montgomery County, IDR, VRDN (Modern Industrial Plastics Project)
    4.075% (LOC; Industrial Bank of Japan) (d,e)............................                         600,000          600,000
                                                                                                                     --------

TOTAL SHORT-TERM MUNICIPAL INVESTMENTS (cost $1,900,000)....................                                     $  1,900,000
                                                                                                                   ==========
TOTAL INVESTMENTS-100.0%
    (cost $41,702,085)......................................................                                      $43,188,698
                                                                                                                   ==========

DREYFUS BASIC INTERMEDIATE MUNICIPAL BOND PORTFOLIO
(FORMERLY DREYFUS BASIC INTERMEDIATE MUNICIPAL BOND FUND)-SEE NOTE 1

SUMMARY OF ABBREVIATIONS
AMBAC         American Municipal Bond Assurance Corporation      LOC     Letter of Credit
COP           Certificate of Participation                       LR      Lease Revenue
EDR           Economic Development Revenue                       MBIA    Municipal Bond Investors Assurance
FGIC          Financial Guaranty Insurance Company                           Insurance Corporation
HR            Hospital Revenue                                   RRR     Resources Recovery Revenue
IDR           Industrial Development Revenue                     VRDN    Variable Rate Demand Notes

SUMMARY OF COMBINED RATINGS (UNAUDITED)
FITCH (F)              OR          MOODY'S             OR         STANDARD & POOR'S                 PERCENTAGE OF VALUE
---------                          -------                        -----------------                 --------------------
AAA                                Aaa                            AAA                               24.4%
AA                                 Aa                             AA                                23.1
A                                  A                              A                                 23.1
BBB                                Baa                            BBB                               25.0
F1+ & F1                           MIG1, VMIG1 & P1               SP1 & A1                           4.4
                                                                                                    -------
                                                                                                   100.0%
                                                                                                   ======
NOTES TO STATEMENT OF INVESTMENTS:
    (a) Wholly held by the custodian in a segregated account as collateral for a delayed delivery security.
    (b) Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to  pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
    (c) Purchased on a delayed delivery basis.
    (d) Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index  of market interest rates.
    (e) Secured by letters of credit.
    (f) Fitch currently provides creditworthiness information for a limited number of investments.



See notes to financial statements.

DREYFUS BASIC INTERMEDIATE MUNICIPAL BOND PORTFOLIO
(FORMERLY DREYFUS BASIC INTERMEDIATE MUNICIPAL BOND FUND)-SEE NOTE 1
STATEMENT OF ASSETS AND LIABILITIES                                                                            AUGUST 31, 1995
ASSETS:
    Investments in securities, at value
      (cost $41,702,085)-see statement......................................                                     $43,188,698
    Cash....................................................................                                         389,710
    Interest receivable.....................................................                                         573,773
    Prepaid expenses........................................................                                          31,320
                                                                                                                   ==========
                                                                                                                  44,183,501
LIABILITIES:
    Due to The Dreyfus Corporation..........................................                   $       2,175
    Payable for investment securities purchased.............................                         992,772
    Accrued expenses and other liabilities..................................                          33,635       1,028,582
                                                                                                 -----------      ----------
NET ASSETS  ................................................................                                     $43,154,919
                                                                                                                 ============
REPRESENTED BY:
    Paid-in capital.........................................................                                     $41,879,845
    Accumulated net realized (loss) on investments..........................                                        (211,539)
    Accumulated net unrealized appreciation on investments-Note 3...........                                       1,486,613
                                                                                                                 -------------
NET ASSETS at value applicable to 3,332,344 shares outstanding
    (500 million shares of $.001 par value Common Stock authorized).........                                     $43,154,919
                                                                                                                  ==========
NET ASSET VALUE, offering and redemption price per share
    ($43,154,919 / 3,332,344 shares)........................................                                         $12.95
                                                                                                                     =======

STATEMENT OF OPERATIONS                                                                                YEAR ENDED AUGUST 31, 1995
INVESTMENT INCOME:
    INTEREST INCOME.........................................................                                    $  2,023,908
    EXPENSES:
      Management fee-Note 2(a)..............................................                     $   218,523
      Registration fees.....................................................                          42,172
      Shareholder servicing costs-Note 2(b).................................                          32,793
      Professional fees.....................................................                          15,046
      Custodian fees........................................................                           5,040
      Organization expenses.................................................                           4,712
      Prospectus and shareholders' reports..................................                           3,927
      Directors' fees and expenses-Note 2(c)................................                             496
      Miscellaneous.........................................................                          11,051
                                                                                                    --------
                                                                                                     333,760
      Less-expense reimbursement from Manager due to
          undertaking-Note 2(a).............................................                         293,531
                                                                                                    --------
            TOTAL EXPENSES..................................................                                          40,229
                                                                                                                      ------
            INVESTMENT INCOME-NET...........................................                                       1,983,679
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
    Net realized (loss) on investments-Note 3...............................                     $  (210,183)
    Net unrealized appreciation on investments..............................                       1,232,381
                                                                                                 ------------
            NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS.................                                       1,022,198
                                                                                                                   ---------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                    $  3,005,877
                                                                                                                  ==========

See notes to financial statements.





DREYFUS BASIC INTERMEDIATE MUNICIPAL BOND PORTFOLIO
(FORMERLY DREYFUS BASIC INTERMEDIATE MUNICIPAL BOND FUND)-SEE NOTE 1
STATEMENT OF CHANGES IN NET ASSETS                                                         YEAR ENDED AUGUST 31,
                                                                                         -------------------------------
                                                                                             1994*            1995
                                                                                         -------------------------------
OPERATIONS:
    Investment income-net...................................................          $     234,613       $ 1,983,679
    Net realized (loss) on investments......................................                 (1,356)         (210,183)
    Net unrealized appreciation on investments for the year.................                254,232         1,232,381
                                                                                           ----------       ---------
      NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..................                487,489         3,005,877
                                                                                           ----------       ---------
DIVIDENDS TO SHAREHOLDERS FROM;
    Investment income-net...................................................               (234,613)       (1,983,679)
                                                                                           ----------       ---------
CAPITAL STOCK TRANSACTIONS:
    Net proceeds from shares sold...........................................             32,982,409        34,818,737
    Dividends reinvested....................................................                166,946         1,446,819
    Cost of shares redeemed.................................................             (5,127,001)      (22,408,065)
                                                                                         ----------         ---------
      INCREASE IN NET ASSETS FROM CAPITAL STOCK TRANSACTIONS................             28,022,354        13,857,491
                                                                                         ----------         ---------
          TOTAL INCREASE IN NET ASSETS......................................              8,275,230        14,879,689
NET ASSETS:
    Beginning of year.......................................................                   ---         28,275,230
                                                                                         ----------         ---------
    End of year.............................................................            $28,275,230       $43,154,919
                                                                                         ===========      ===========

                                                                                            SHARES         SHARES
                                                                                          ----------      ---------
CAPITAL SHARE TRANSACTIONS:
    Shares sold.............................................................              2,629,336         2,793,004
    Shares issued for dividends reinvested..................................                 13,222           115,064
    Shares redeemed.........................................................               (407,238)       (1,811,044)
                                                                                           ----------       ---------
      NET INCREASE IN SHARES OUTSTANDING....................................              2,235,320         1,097,024
                                                                                          ===========     ===========
*  From May 5, 1994 (commencement of operations) to August 31, 1994.






See notes to financial statements.


DREYFUS BASIC INTERMEDIATE MUNICIPAL BOND PORTFOLIO
(FORMERLY DREYFUS BASIC INTERMEDIATE MUNICIPAL BOND FUND)-SEE NOTE 1
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of
Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from the Series' financial statements.
                                                                                      YEAR ENDED AUGUST 31,
                                                                                    ------------------------
PER SHARE DATA:                                                                              1994(1)       1995
                                                                                             -------      -------
    Net asset value, beginning of year...............................................        $12.50        $12.65
                                                                                             -------       -------
    INVESTMENT OPERATIONS:
    Investment income-net............................................................           .24           .68
    Net realized and unrealized gain on investments..................................           .15           .30
                                                                                              -------      -------
      TOTAL FROM INVESTMENT OPERATIONS...............................................           .39           .98
                                                                                              -------      -------
DISTRIBUTIONS;
    Dividends from investment income-net.............................................          (.24)         (.68)
                                                                                              -------      -------
    Net asset value, end of year.....................................................        $12.65        $12.95
                                                                                              =======      =======
TOTAL INVESTMENT RETURN..............................................................          3.11%(2)      8.09%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets..........................................            --           .11%
    Ratio of net investment income to average net assets.............................          5.53%(3)      5.45%
    Decrease reflected in above expense ratios due to undertakings
      by the Manager.................................................................          1.54%(3)       .81%
    Portfolio Turnover Rate..........................................................         41.15%(2)     34.12%
    Net Assets, end of year (000's Omitted)..........................................         $28,275       $43,155
(1)    From May 5, 1994 (commencement of operations) to August 31, 1994.
(2)    Not annualized.
(3)    Annualized.



See notes to financial statements.

DREYFUS BASIC INTERMEDIATE MUNICIPAL BOND PORTFOLIO
(FORMERLY DREYFUS BASIC INTERMEDIATE MUNICIPAL BOND FUND)-SEE NOTE 1
NOTES TO FINANCIAL STATEMENTS
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus BASIC Municipal Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company and operates as a series company currently offering three series, including the Dreyfus BASIC Intermediate Municipal
Bond Portfolio (the "Series"). Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares, which are sold to the public without a sales charge. The Distributor, located at One Exchange
 Place, Boston, Massachusetts 02109, is a wholly-owned subsidiary of FDI Distribution Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holdings, Inc., the parent company of which is Boston Institutional Group, Inc. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A.
    On October 19, 1994, the Fund's Directors approved a change of the Fund's name, effective October 28, 1994, from "Dreyfus BASIC Municipal Money Market Fund, Inc." to "Dreyfus BASIC Municipal Fund, Inc." and the Series was renamed Dreyfus BASIC Intermediate Municipal Bond Portfolio.
    The Fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.
    (A) PORTFOLIO VALUATION: The Series' investments (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date.
    (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Series to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the Series may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Series not to distribute such gain.

DREYFUS BASIC INTERMEDIATE MUNICIPAL BOND PORTFOLIO
(FORMERLY DREYFUS BASIC INTERMEDIATE MUNICIPAL BOND FUND)-SEE NOTE 1
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
    (D) FEDERAL INCOME TAXES: It is the policy of the Series to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.
    The Series has an unused capital loss carryover of approximately $23,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to August 31, 1995. The carryover does not include net realized securities losses from November 1, 1994 through August 31, 1995, which are treated, for Federal income tax purposes, as arising in fiscal 1996. If not applied, $1,300 of the carryover expires in fiscal 2002 and $21,700 of the carryover expires in fiscal 2003.
NOTE 2-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .60 of 1% of the average daily value of the Series' net assets and is payable monthly. The Agreement provides for an expense reimbursement from the Manager should the Series' aggregate expenses, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Series for any full fiscal year. The most stringent state expense limitation applicable to the Series presently requires reimbursement of expenses in any full fiscal year that such expenses (exclusive of certain expenses as described above) exceed 21\2% of the first $30 million, 2% of the next $70 million and 11\2% of the excess over $100 million of the average value of the Series' net assets in accordance with California "blue sky" regulations. However, the Manager had undertaken from September 1, 1994 through March 31, 1995 to reimburse all fees and expenses of the Series, and thereafter, had undertaken through August 31, 1995 to reduce the management fee and reimburse such excess expenses paid by the Series, to the extent that the Series' aggregate expenses (exclusive of certain expenses as described above) exceeded specified annual percentages of the Series' average daily net assets. The expense reimbursement, pursuant to the undertakings, amounted to $293,531 for the year ended August 31, 1995.
    In addition, the Manager has undertaken through June 30, 1998 to reduce the management fee paid by the Series, to the extent that the Series' aggregate annual expenses (exclusive of certain expenses as described above) exceed an annual rate of .45 of 1% of the average daily value of the Series' net assets.
    The undertaking may be modified by the Manager from time to time, provided that the resulting expense reimbursement would not be less than the amount required pursuant to the Agreement.
    (B) Pursuant to the Series' Shareholder Services Plan, the Series reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the Series' average daily net assets, for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Series and providing reports and other information, and services related to the maintenance of shareholder accounts. During the year ended August 31, 1995, the Series was charged an aggregate of $16,178 pursuant to the Shareholder Services Plan.

DREYFUS BASIC INTERMEDIATE MUNICIPAL BOND PORTFOLIO
(FORMERLY DREYFUS BASIC INTERMEDIATE MUNICIPAL BOND FUND)-SEE NOTE 1
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
    (C) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 3-SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales of investment securities amounted to $53,538,493 and $38,645,332, respectively, for the year ended August 31, 1995, and consisted entirely of long-term and short-term municipal investments.
    At August 31, 1995, accumulated net unrealized appreciation on investments was $1,486,613, consisting of $1,487,686 gross unrealized appreciation and $1,073 gross unrealized depreciation.
    At August 31, 1995, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).



DREYFUS BASIC INTERMEDIATE MUNICIPAL BOND PORTFOLIO
(FORMERLY DREYFUS BASIC INTERMEDIATE MUNICIPAL BOND FUND)-SEE NOTE 1
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
SHAREHOLDERS AND BOARD OF DIRECTORS
DREYFUS BASIC INTERMEDIATE MUNICIPAL BOND PORTFOLIO
    We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus BASIC Intermediate Municipal Bond Portfolio (one of the Series constituting Dreyfus BASIC Municipal Fund, Inc.) as of August 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus BASIC Intermediate Municipal Bond Portfolio at August 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the each of the indicated years, in conformity with generally accepted accounting principles.
[Ernst and Young LLP signature logo]

New York, New York
October 4, 1995
IMPORTANT TAX INFORMATION (UNAUDITED)
    In accordance with Federal tax law, the Portfolio hereby designates all the dividends paid from investment income-net during the fiscal year ended August 31, 1995 as "exempt-interest dividends" (not generally subject to regular Federal income tax).
    As required by Federal tax law rules, shareholders will receive notification of their portion of the Series' taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 1995 calendar year on Form 1099-DIV which will be mailed by January 31, 1996.




[Dreyfus lion "d" logo]
DREYFUS BASIC INTERMEDIATE
MUNICIPAL BOND PORTFOLIO
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
The Shareholder Services Group, Inc.
P.O. Box 9671
Providence, RI 02940




Further information is contained
in the Prospectus, which must
precede or accompany this report.




Printed in U.S.A.                            126AR958
[Dreyfus logo]

BASIC Intermediate
Municipal Bond
Portfolio
Annual Report
August 31, 1995